Net Loss per Share	3 Months Ended
Mar. 31, 2025
Earnings Per Share [Abstract]
Net Loss per Share

7. Net Loss per Share

For the three months ended March 31, 2025 and 2024, the weighted-average number of shares of Common Stock outstanding used to calculate both basic and diluted net loss per share is the same. In computing diluted net loss per share for the three months ended March 31, 2025 and 2024, the Company excluded the following potentially dilutive securities, as the effect would be anti-dilutive and reduce the net loss per share calculated for each period:

	Three Months Ended March 31,
	2025	2024
Options to purchase Common Stock	147,000	147,000
Unvested restricted stock units	1,912,895	1,708,023
Warrants for Common Stock	12,364,114	12,181,019
Convertible debt	5,468,831	2,799,420
Deferred underwriter fees	3,174,999	3,174,999
Loan extensions	3,274,182	3,274,182
Total	26,342,021	23,284,643